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                         RECKSON ASSOCIATES REALTY CORP.
                                  EXHIBIT 32.2
    CERTIFICATION OF MICHAEL MATURO, EXECUTIVE VICE PRESIDENT, TREASURER AND
     CHIEF FINANCIAL OFFICER OF THE REGISTRANT, PURSUANT TO SECTION 1350 OF
                CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

I, Michael Maturo, Executive Vice President, Treasurer and Chief Financial Officer of Reckson Associates Realty Corp. (the "Company"), certify pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1) The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 9, 2005
                                       By /s/ Michael Maturo
                                       ----------------------------------------
                                       Michael Maturo
                                       Executive Vice President, Treasurer and
                                       Chief Financial Officer

A signed original of this written statement required by section 906 has been provided to Reckson Associates Realty Corp. and will be furnished to the Securities and Exchange Commission or its staff upon request.